SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2000
                                                         ----------------

                                 SAFE IDEA, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)


         Nevada                       000-29553                  86-0972776
         -------                      ---------                  ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)


                                 SAFE IDEA, Inc.
                                   ----------
                          Suite 711, 1755 Robson Street
                            -------------------------
                           Vancouver, British Columbia
                              ---------------------
                                 Canada, V6G 3B7
                                   -----------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (604) 908-0337
                                 --------------
              (Registrant's telephone number, including area code)


                             Obligation Futures, Inc.
                            -------------------------
                             10130 E. Winding Trail
                             ----------------------
                              Tucson, Arizona 85749
                              ---------------------
                        (former name and former address)



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to a Plan of Merger dated November 6, 2000, the shareholders of SAFE IDEA, Inc., ("SAFE") a Nevada corporation acquired all of the issued and outstanding capital stock of the former registrant, Obligation Futures, Inc., a Nevada corporation ("OBFU") in a merger cash for share exchange for $200,000.00 (the "Exchange").

Pursuant to the plan, SAFE's officers and directors, retained their positions with the combined company that they had previously held with SAFE IDEA, Inc. As a result of the Exchange, 100% of the outstanding capital stock of OBFU was purchased by the principals of SAFE and returned to treasury for cancellation, and SAFE became the sole surviving company upon the cessation of separate existence of OBFU. Prior to the Exchange, SAFE had 6,000,000 shares of common stock issued and outstanding. Following the Exchange, SAFE has the same 6,000,000 shares of common stock issued and outstanding. A copy of the Plan is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

Also as a result of the Merger, SAFE has assumed the reporting requirements of the registrant and is obligated to make such filings as required of companies compliant under the Securities and Exchange of 1934, as amended.

(b) The following table contains information regarding the shareholdings of SAFE's directors and executive officers and those persons or entities who beneficially own more than 5% of the company's common stock based on 6,000,000 shares issued and outstanding after the Share Exchange.


Amount of Common Stock Beneficially Owned       Percent of Common Stock
------------------------------------------      ------------------------
(Directors and Officers)                        Beneficially Owned
                                                ------------------

William Scott Marshall                               33.3%
Mark Taylor                                           8.3%
M. Gregg Marshall                                     8.3%


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration provided by the parties pursuant to the Plan of Merger was negotiated between the directors of SAFE, and Mr. Daniel Hodges, the former sole director of the Registrant. In evaluating the Exchange transaction, Mr. Hodges considered criteria such as the value of the assets of SAFE, SAFE's ability to compete in its markets and the current and anticipated business operations of SAFE. The directors of SAFE considered the value of Obligation Futures, Inc.'s status as a public reporting company and its ability to enable the Company to achieve a trading status through the "back-door registration" process permitted via Release Number 6530 from the Commission.


                                    BUSINESS

SAFE, the acquiring company, was incorporated as Shell, Inc. in Nevada on March 20, 1996 and was listed in 1999 on the Pink Sheets for trading as a company whose only business was to seek to acquire a viable business. In October, 2000, a merger occurred between Shell, Inc. and Safe Idea Repository, Inc. (a British Columbia corporation) and the name was changed to SAFE IDEA, Inc.

SAFE is in the business of providing an online repository of information, an interactive forum, and a comprehensive directory of services catering to entrepreneurs. SAFE will create an online community where entrepreneurs can publish their business plans and share their ideas in a collaborative environment.

In the 15-year time period from 1982 to 1996, the average number of new firms started in the US each year was 742,000. Equity investing is becoming increasingly popular; total venture capital raised in the US increased by 151.6% and reached US$46.6 billion in 1999. Venture capital is an important source of funding for start-up companies. The number of entrepreneurs receiving funding is increasing and is expected to continue on its upward trend. In the 15-year period from 1982 to 1996, an average of 742,000 new businesses were started annually in the US. Total venture capital raised in the US increased by 151.6% and reached US$46.6 billion in 1999.

According to the US Small Business Administration, the number of new firms created annually in the US has grown at a consistent rate over the 15-year period from 1982 to 1996. In 1996, 842,000 new businesses were created. From 1982 to 1996, an average of 742,000 new firms were created annually in the US. The growth in venture capital financing is a key indicator of the increase in new businesses. Venture capital is a key source of finance for innovative companies to fund their investments. The annual amount of venture capital raised has grown at a rapid rate in recent years. In 1999, venture capital investments in the US reached a record US$46.6 billion, an increase of 151.6% over 1998. Internet-related companies were the biggest winners, attracting US$31.9 billion for an increase of 354.8% over 1998. These companies also took a larger share of total funds, receiving 66.1% versus 36.6% in 1998. Although Internet-related investments led the way, every industry sector experienced growth in VC financing in 1999. The amount of venture capital raised is continuing to grow in 2000. In the first quarter of 2000, venture capitalists invested US$22.7 billion into companies, compared to US$6.2 billion in the first quarter of 1999, a 266.1% increase. The number of companies receiving venture-backed financing also increased dramatically; 1,557 companies received financing in the first quarter of 2000, compared to only 851 companies in the first quarter of 1999.

In 1999, 409 venture capital funds raised a record US$46.6 billion, which is a 66.9% increase from 1998 when 275 venture capital funds raised $27.9 billion. 25% of the venture capital funds that raised venture capital money in 1999 were first time fundraisers, representing $9.9 billion or 21% of the venture capital raised.

SAFE's objective is to establish a dominant online repository of information and services. SAFE will generate revenues by charging fees on a transaction-by-transaction basis for its information and services through online micro-payment systems. A matrix of several pre-paid membership packages and associated services will be established to offer clients a wide variety of packages to fit individual uses and lifestyles. In addition, SAFE will earn revenue by listing companies and individuals in its directory and by the sale of advertising space on its web site.

SAFE Forum

The SAFE Forum allows entrepreneurs to collaborate, meet with potential business partners, perfect business ideas, network, and discuss various topics. SAFE will facilitate these activities by providing entrepreneurs with online message boards and real-time chat.

SAFE Hot Directory

Hot Directory is a paid listing of companies that offer services required by entrepreneurs. Hot Directory is a hub of information that can be used to locate resources and services needed by business owners. Hot Directory will have a wide variety of professional categories including, but not limited to: web development, graphic design, legal, and accounting, among others. This centralized repository of contact information serves as an online resource that entrepreneurs can access from any terminal through a simple web interface.

SAFE Business Plan Vault

SAFE Business Plan Vault offers entrepreneurs a means of generating interest in their business ideas. Entrepreneurs can improve their current business ideas and develop new ideas by viewing business plans that have been submitted by their peers. SAFE will store the business plans in its searchable database and will collect fees based on a pay-per-view basis.

SAFE Business Plan Toolkit

As part of its value-added service, SAFE will provide entrepreneurs with business plan writing tools such as templates, guidelines, tips, and tutorials. This service will be particularly useful for new entrepreneurs or those who are looking to improve their business plan.

SAFE will generate revenues from listing fees from companies, advertising fees from the sale of web site space and subscription fees from members.

Listing fees from companies

SAFE will list, for a fee, companies that wish to appear on its Hot Directory. Companies will benefit from listing on the Hot Directory as SAFE's community consists of entrepreneurs that require the services of these listed companies. Entrepreneurs can search the Hot Directory by service category and by region.

Advertising fees from the sale of web site space

SAFE will generate revenue through the sale of advertising space on its web site. Companies and individuals can proactively advertise their products and services through banner advertisements.

Subscription fees from members

SAFE offers several types of monthly and annual subscription packages that entitle members to varying levels of information and services to suit individual lifestyles and usage.

                                    EMPLOYEES

SAFE currently has 4 full-time employees.

                                  RISK FACTORS

AN INVESTMENT IN OUR STOCK INVOLVES A HIGH DEGREE OF RISK.

The achievement of the business objectives is subject to a number of market and other factors beyond SAFE's control, and the future prospects are speculative. SAFE's stock should only be purchased by investors who understand the high level of risk that a purchase of the stock entails and who are willing and able if necessary to hold the stock for an extended period of time, or indefinitely, and to risk the loss of their entire investment in the stock. If you are a suitable investor for SAFE you should fully understand the following material risk factors.

SAFE'S SERVICES MAY BECOME OBSOLETE.

The success depends on SAFE's ability to introduce new products and services that are responsive to the demands of the marketplace for service providers and service requesters. In addition, technological, product or service advances by any one or more of our present or potential competitors could render SAFE's products and services obsolete or less competitive.

THE COMPANY FACES INTENSE COMPETITION IN THE MARKET FOR INTERNET PRODUCTS AND

The market for online service providers is extremely competitive and highly fragmented. SAFE competes in the overall e-commerce market, as well as in those market segments that correspond to the individual products and services. SAFE expects competition to persist, increase and intensify in the future as markets for the products and services continue to develop and as additional companies enter each of our markets. SAFE is aware of numerous online services providers that are focusing significant resources on developing and marketing products and services that will compete with SAFE's products and services.

Many of SAFE's current and potential competitors in each of the markets have longer operating histories and significantly greater financial, technical and marketing resources and name recognition than we have. SAFE faces competition from companies that have been offering similar services on the Internet longer than we have.

SAFE IDEA, INC. IS A THINLY TRADED ISSUER.

SAFE's shares are traded on the NQB Pink Sheets. SAFE cannot assure you that such market will be maintained. The absence of an active trading market would reduce the liquidity of an investment in the company's shares.

The market price for SAFE's shares is likely to be very volatile, and numerous factors beyond SAFE's control may have a significant adverse effect on prices.


SAFE'S COMMON STOCK IS SUBJECT TO PENNY STOCK REGULATION.

SAFE's common stock is considered penny stock and is, therefore, subject to the Securities Enforcement Remedies and Penny Stock Reform Act of 1990. Penny stock, as defined by the Penny Stock Reform Act, is any equity security not traded on an exchange or quoted on Nasdaq that has a market price of less than $5.00 per share. This classification requires additional disclosure in connection with any trades, including the delivery to purchasers, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock market and the associated risks. The regulations applicable to penny stocks could severely limit the market liquidity of the company's common stock and could limit your ability to sell securities in the secondary market.

AN INVESTMENT IN SAFE'S COMMON STOCK MAY BE VERY ILLIQUID.

SAFE's shareholders could find that there is nobody willing to purchase their shares when they want to sell, and it is possible that our shareholders could lose their entire investment in our stock. The company has never paid cash dividends on our capital stock and do not anticipate paying any cash dividends for the foreseeable future.

FORWARD-LOOKING STATEMENTS.

If SAFE makes any forward-looking statements or assumptions concerning its future business activities, revenues, profits or financial condition, or if SAFE make any forward-looking statements concerning industry, the economy, technological changes or the competition, you should recognize that predictions and assumptions are subject to a great deal of uncertainty. Actual results could differ materially from these predictions and assumptions, particularly given the highly speculative nature of SAFE's business and that of other Internet-related businesses in our industry. If SAFE's predictions prove to be too optimistic, the value of the business could be adversely impacted and the shareholders will probably lose money.

                                    PROPERTY

SAFE's executive office and principal place of business is located at Suite 711, 1755 Robson Street, Vancouver, B.C., V6G 3B7, Canada. SAFE leases this property from an unaffiliated person. Under the terms of the lease, SAFE occupies an office space of 1000 square feet for $800.00 per month.

                                   LITIGATION

There is no current or pending litigation against SAFE IDEA, Inc. or it's officers.

                            DESCRIPTION OF SECURITIES

The Company has an authorized capitalization of 50 million shares of common stock, $.0001 par value per share ("Common Stock").

                                  COMMON STOCK

Following the Exchange, there were 6,000,000 shares of SAFE's Common Stock issued and outstanding. Each shareholder of Common Stock, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on. SAFE's articles do not provide for cumulative voting or preemptive rights.

                                 TRANSFER AGENT

The transfer agent for the SAFE's Common Stock is Alexis Stock Transfer, located at 43725 Monterey Avenue, Palm Desert, California, 92270.

                  DIVIDEND; MARKET FOR THE COMPANY'S SECURITIES

During the last two years, no dividends have been paid on SAFE's stock and SAFE does not anticipate paying any cash dividends in the foreseeable future.


                                   MANAGEMENT

                        DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors, executive officers and significant employees:

NAME                            AGE                    POSITION
----                            ---                    --------

William Scott Marshall           41            President & Board Chairman
Mark Taylor                      40            Secretary & Director
M. Gregg Marshall                35            Director

Each director is elected to hold office until the next annual meeting of stockholders and until his Successor is elected and qualified. All officers serve at the discretion of the Board of Directors.

WILLIAM SCOTT MARSHALL. Mr. Marshall has served as the President and Board Chairman of SAFE IDEA, Inc. since October, 2000. Before that he served as President and Chairman of Safe Idea Repository, Inc. the subsidiary company of SAFE IDEA, Inc. and it's only asset. Working for the past 10 years through his former Company, Asset Information Management, Inc., a private consulting company, Mr. Marshall has participated in the formation and business of over 100 companies many of which proceeded to the public markets and thus has an intimate knowledge of the proposed business of the Company.

MARK TAYLOR. Mr. Taylor joined the Company in late October after serving on the Board of Safe Idea Repository, Inc. since its' inception. Mr. Taylor brings over 20 years of business, software development, and financial experience to the web development arena. Mr. Taylor has spent the last two years engaged as a consultant for several dot com companies to help them focus, re-engineer, and build their business to profitability. During that time he was also engaged as a forensic auditor, and a senior tax preparer. From 1994 to 1999 Mr. Taylor served as Chief Information Officer and Chief Financial Officer for Leigh Morgan
Fashions Inc., an apparel manufacturer and retailer. From 1989 to 1994 Mr. Taylor served as President of Resolve Automation Systems Inc., a software development company. From 1984 to 1989 Mr. Taylor was employed at Modatech Systems, Inc., a software development company, where he held several positions including Vice President of Software development. From 1983 to 1984 Mr. Taylor served as Manager of Software Development at Blossom Software Inc., a software development company.

M. GREGG MARSHALL. Mr. Marshall worked for the last nine years in the hospitality industry before joining the Company in October, 2000. He was employed at the Pan Pacific Hotel in downtown Vancouver, B.C. for most of his former career and earned a reputation for integrity and business acumen that the Company believes will bring unique perspectives and impact positively on the business strategies of the Company.


                             EXECUTIVE COMPENSATION

SAFE has not paid, nor does it owe, any compensation to our executive officers for the interim period ended October 30, 2000.

SAFE's by-laws authorize the Board of Directors to fix the compensation of directors, to establish a set salary for each director and to reimburse the director's expenses for attending each meeting of the Board of Directors. As of the date of this Form 8-K, no salaries or other compensation have been paid to any of our Board of Directors, individually or as a group.

                              RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND RELATED TRANSACTIONS

No member of the management, officers, or directors is or has a direct or indirect interest in a material transaction or contract with SAFE.

INDEBTEDNESS OF MANAGEMENT

SAFE has not entered into any loans with its officers or directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law authorizes a Nevada corporation to indemnify its officers and directors against claims or liabilities arising out of such person's conduct as officers or directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the company. The Articles of Incorporation provide for indemnification of the directors of the SAFE. In addition, SAFE's Bylaws provide for indemnification of the directors, officers, employees or agents of the company. In general, these provisions provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements are set forth below.

(b)  The Exhibits to this report are set forth below.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SAFE IDEA, Inc.
(fka Obligation Futures, Inc.)



By:_______//ss//__________
     William Scott Marshall
     President and Chairman


November 10, 2000



EXHIBIT INDEX

Audited Financial Statements

1.1 Plan of Merger between Obligation Futures, Inc. and the shareholders of SAFE IDEA, Inc., dated November 6, 2000.
2.1 Articles of Incorporation of SAFE IDEA, Inc.(fka Shell, Inc. dated March 20, 1996.
2.1.1 Amendment to Articles dated November 30, 1998.
2.1.2 Amendment to Articles dated October 27, 2000.
3.1  By-Laws of SAFE IDEA,Inc. (fka Shell, Inc.)

                        INDEPENDENT ACCOUNTANTS' REPORT


Obligation  Futures,  Inc.
(A  Development  Stage  Company)

     We have reviewed the accompanying balance sheets of Obligation Futures, Inc. (a development stage company) as of September 30, 2000 and December 31, 1999, and the related statements of operations for the three and nine month periods ended September 30, 2000 and 1999, and cash flows for the nine month periods ended September 30, 2000 and 1999. These financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                              Respectfully  submitted


                              /s/  Robison,  Hill  &  Co.
                               ---------------------------
                              Certified  Public  Accountants

Salt  Lake  City,  Utah
November  3,  2000

                             OBLIGATION FUTURES, INC.
                             ------------------------
                           (A Development Stage Company)
                           -----------------------------
                                  BALANCE SHEETS
                                  --------------

                                                    September 30,    December 31,
                                                        2000             1999
                                                   --------------  --------------

ASSETS:                                            $            -   $           -
                                                   ==============  ==============
LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable                                   $          312   $           -
 Total Liabilities

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at September 30, 2000
    and December 31, 1999                                   1,000           1,000
  Paid-In Capital                                           1,325             350
  Retained Deficit                                         (1,200)         (1,200)
  Deficit Accumulated During the
    Development Stage                                      (1,437)           (150)
                                                   --------------  --------------
 Total Stockholders' Equity                                  (312)              -
                                                   --------------  --------------
     Total Liabilities and
       Stockholders' Equity                        $            -   $           -
                                                   ==============  ==============

                See accompanying notes and accountants' report.

                            OBLIGATION FUTURES, INC.
                            ------------------------
                          (A Development Stage Company)
                          -----------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                                                 Cumulative
                                                                since October
                                  For the        For the           20,1999
                                Three Months    Nine Months     Inception of
                                   Ended           Ended         Development
                                September 30,  September  30,      Stage
                                -------------  ---------------  -------------
                                 2000   1999     2000    1999
                                ------  -----  --------  -----
Revenues                        $   -   $   -  $     -   $   -  $          -
                                ------  -----  --------  -----  -------------
Expenses
   General and Administrative     352       -    1,287       -         1,437
                                ------  -----  --------  -----  -------------

   Net Loss                     $(352)  $   -  $(1,287)  $   -  $     (1,437)
                                ======  =====  ========  =====  =============

Basic & Diluted loss per share  $   -   $   -  $         $   -
                                ======  =====  ========  =====

                See accompanying notes and accountants' report.

                              OBLIGATION FUTURES, INC.
                              ------------------------
                           (A Development Stage Company)
                           -----------------------------
                              STATEMENTS OF CASH FLOWS
                              ------------------------
                                                                                Cumulative
                                                                               Since October
                                                    For the nine months ended    20, 1999
                                                            September 30,      Inception of
                                                    -------------------------  Development
                                                        2000          1999       Stage
                                                    ------------  -----------  -------------
CASH FLOWS FROM OPERATING
-------------------------
ACTIVITIES:
-----------
Net Loss                                            $    (1,287)  $         -  $     (1,437)
Increase (Decrease) in Accounts Payable                     312             -          (112)
                                                    ------------  -----------  -------------
  Net Cash Used in operating activities                    (975)            -        (1,325)
                                                    ------------  -----------  -------------
CASH FLOWS FROM INVESTING
-------------------------
ACTIVITIES:
-----------
Net cash provided by investing activities                     -             -             -
                                                    ------------  -----------  -------------
CASH FLOWS FROM FINANCING
-------------------------
ACTIVITIES:
-----------
Capital contributed by shareholder                          975            -          1,325
                                                    ------------  -----------  -------------
Net Cash Provided by
  Financing Activities                                      975            -          1,325
                                                    ------------  -----------  -------------
Net (Decrease) Increase in
  Cash and Cash Equivalents                                   -            -              -
Cash and Cash Equivalents
  at Beginning of Period                                      -            -              -
                                                    ------------  -----------  -------------

Cash and Cash Equivalents
  at End of Period                                  $         -   $        -   $          -
                                                    ============  ===========  =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
-------------------------------------------------
Cash paid during the year for:
  Interest                                          $         -   $         -  $          -
  Franchise and income taxes                       $          -   $         -  $         75

SUPPLEMENTAL  DISCLOSURE  OF  NON-CASH INVESTING AND FINANCING ACTIVITIES: None
-------------------------------------------------------------- -----------

                See accompanying notes and accountants' report.

                            OBLIGATION FUTURES, INC.
                            -------------------------
                         (A Development Stage Company)
                         ------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         ------------------------------
     FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2000 AND 1999
     -----------------------------------------------------------------------


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
------------------------------------------------------------------------------

     This summary of accounting policies for Obligation Futures, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     The unaudited financial statements as of September 30, 2000 and for the three and nine months then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization  and  Basis  of  Presentation
-------------------------------------------

     The Company was incorporated under the laws of the State of Nevada on March 3, 1997. The Company ceased all operating activities during the period from March 3, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature  of  Business
---------------------

     The Company has no products or services as of September 30, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash  and  Cash  Equivalents
-----------------------------

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness  of  Estimates
-----------------------------

     The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loss  per  Share
-----------------

     The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                            OBLIGATION FUTURES, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS
     FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2000 AND 1999
                                  (Continued)

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
-----------------------------------------------------------------------------
(Continued)
                                                  Income         Shares        Per-Share
                                               ------------   -------------      Amount
                                               (Numerator)    (Denominator)   -----------
                                              For the three months ended September 30, 2000
                                              ---------------------------------------------
BASIC & DILUTED LOSS PER SHARE
Loss to common shareholders                    $      (352)       1,000,000   $         -
                                               ============   =============   ===========

                                              For the nine months ended September 30, 2000

BASIC & DILUTED LOSS PER SHARE
Loss to common shareholders                    $    (1,287)       1,000,000   $         -
                                               ============   =============   ===========

                                              For the three months ended September 30, 1999
BASIC & DILUTED LOSS PER SHARE
Loss to common shareholders                    $         -        1,000,000   $         -
                                               ============   =============   ===========

                                              For the nine months ended September 30, 1999
BASIC & DILUTED LOSS PER SHARE
Loss to common shareholders                    $         -        1,000,000   $         -
                                               ============   =============   ===========

     The effect of outstanding stock equivalents are anti-dilutive for September 30, 2000 and 1999 and are thus not considered.

Reclassification
-----------------

     Certain reclassifications have been made in the 1999 financial statements to conform with the September 30, 2000 presentation.

NOTE  2  -  INCOME  TAXES
--------------------------

     As of September 30, 2000, the Company has a net operating loss carryforward for income tax reporting purposes of approximately $2,000 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater change the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE  3  -  DEVELOPMENT  STAGE  COMPANY
----------------------------------------

     The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

                            OBLIGATION FUTURES, INC.
                            -------------------------
                         (A Development Stage Company)
                         ------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         ------------------------------
     FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2000 AND 1999
     -----------------------------------------------------------------------
                                  (Continued)

NOTE  4  -  COMMITMENTS
------------------------

     As of September 30, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the Company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE  5  -  STOCK  SPLIT
-------------------------

     On October 20, 1999 the Board of Directors authorized 1,000 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 999,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 have been restated to reflect the stock split.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)

                                       -:-

                          INDEPENDENT AUDITOR'S REPORT

                             SEPTEMBER 30, 2000 AND
                           DECEMBER 31, 1999 AND 1998

                                    CONTENTS


                                                                                                          Page

Independent Auditor's Report...............................................................................F - 1

Balance Sheets
  September 30, 2000 and December 31, 1999 and 1998........................................................F - 2

Statements of Operations for the nine months ended
  September 30, 2000 and the Years Ended December 31, 1999 and 1998........................................F - 3

Statement of Stockholders' Equity
  Since March 20, 1996 (Inception) to September 30, 2000...................................................F - 4

Statements of Cash Flows for the nine months ended
  September 30, 2000 and the Years Ended December 31, 1999 and 1998........................................F - 5

Notes to Financial Statements..............................................................................F - 6


                          INDEPENDENT AUDITOR'S REPORT


Safe Idea, Inc.
(Formerly Shell, Inc.)
(A Development Stage Company)

     We have audited the accompanying balance sheets of Safe Idea, Inc.(formerly Shell, Inc.) (a development stage company) as of September 30, 2000 and December 31, 1999 and 1998, and the related statements of operations, and cash flows for the nine months ended September 30, 2000 and the two years ended December 31, 1999 and the statement of Stockholders' equity from March 20, 1996 (inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Safe Idea, Inc.(formerly Shell, Inc.) (a development stage company) as of September 30, 2000 and December 31, 1999 and 1998, and the results of its operations and its cash flows for the nine months ended September 30, 2000 and two years ended December 31, 1999 in conformity with generally accepted accounting principles.

                                                    Respectfully submitted

                                                    /S/ ROBISON, HILL & CO.
                                                    Certified Public Accountants

Salt Lake City, Utah
November 2, 2000

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                                 BALANCE SHEETS



                                              September 30,     December 31,
                                                  -------    ------------------
                                                    2000      1999       1998
                                                  -------    -------    -------

Assets: .......................................   $  --      $  --      $  --
                                                  =======    =======    =======

Liabilities - Accounts Payable ................   $   478    $  --      $  --
                                                  -------    -------    -------

Stockholders' Equity:
  Common Stock, Par value $.0001
    Authorized 50,000,000 shares,
    Issued 6,000,000, 3,000,000 and 2,500,000
shares at September 30, 2000 and
    December 31, 1999 and 1998, respectively ..       600        300        250
  Paid-In Capital .............................     2,250      2,250      2,250
  Deficit Accumulated During the
    Development Stage .........................    (3,328)    (2,550)    (2,500)
                                                  -------    -------    -------

     Total Stockholders' Equity ...............      (478)      --         --
                                                  -------    -------    -------

     Total Liabilities and
       Stockholders' Equity ...................   $  --      $  --      $  --
                                                  =======    =======    =======









   The accompanying notes are an integral part of these financial statements.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS



                                                                      Cumulative
                                  For the nine                          since
                                  months ended                        inception
                                  months ended    For the year ended      of
                                  September 30,       December 31,   development
                                       -------    -------------------
                                         2000       1999       1998      stage
                                       -------    -------    --------   -------
Revenues: ..........................   $  --      $  --      $   --     $  --

Expenses: ..........................       778         50        --       3,328
                                       -------    -------    --------   -------

     Net Loss ......................      (778)   $   (50)   $   --     $(3,328)
                                       -------    -------    --------   -------

Basic & Diluted loss per share .....   $  --      $  --      $  --
                                       =======    ========   =======







   The accompanying notes are an integral part of these financial statements.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                       SINCE MARCH 20, 1996 (INCEPTION) TO
                               SEPTEMBER 30, 2000

                                                                                      Deficit
                                                                                    Accumulated
                                                                                      During
                                                    Common Stock          Paid-In    Development
                                                 Shares     Par Value     Capital      Stage
                                                ---------   ---------    ---------   ---------
March 20, 1996 (inception) Issuance
of Stock for cash ...........................      25,000   $   2,500    $    --     $    --

Net Loss ....................................        --          --           --        (2,500)
                                                ---------   ---------    ---------   ---------

Balance at December 31, 1996 ................      25,000       2,500         --        (2,500)

Net Loss ....................................        --          --           --          --
                                                ---------   ---------    ---------   ---------

Balance at December 31, 1997 ................      25,000       2,500         --        (2,500)

Retroactive adjustment for 100 to 1 Stock
Split November 30, 1998 .....................   2,475,000      (2,250)       2,250        --

Net Loss ....................................        --          --           --          --
                                                ---------   ---------    ---------   ---------

Balance at December 31, 1998 ................   2,500,000         250        2,250      (2,500)

October 30, 1999 issuance of stock
for services and payment of accounts payable
                                                  500,000          50         --          --

Net Loss ....................................        --          --           --           (50)
                                                ---------   ---------    ---------   ---------

Balance at December 31, 1999 ................   3,000,000         300        2,250      (2,550)

March 30, 2000 issuance of stock for services
and payment of accounts payable
                                                3,000,000         300         --          --

Net Loss ....................................        --          --           --          (778)
                                                ---------   ---------    ---------   ---------

Balance at September 30, 2000 ...............   6,000,000   $     600    $   2,250   $  (3,328)
                                                =========   =========    =========   =========

   The accompanying notes are an integral part of these financial statements.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS


                                                                                      Deficit
                                                                                    Accumulated
                                                                                      During
                                                        Common Stock      Paid-In    Development
                                                    Shares    Par Value   Capital      Stage
                                                    -------    -------    ---------   ---------
                                                     2000       1999        1998      Stage
                                                    -------    -------    --------   -------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss ........................................   $  (778)   $   (50)   $   --     $(3,328)
Stock issued for services and payment of accounts
payable .........................................       300         50        --         350
Increase (Decrease) in Accounts Payable .........       478       --          --         478
                                                    -------    -------    --------   -------
  Net Cash Used in operating activities .........      --         --          --      (2,500)
                                                    -------    -------    --------   -------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities ..........................      --         --          --        --
                                                    -------    -------    --------   -------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Stock issued for cash ...........................      --         --          --       2,500
                                                    -------    -------    --------   -------
Net Cash Provided by
  Financing Activities ..........................      --         --          --       2,500
                                                    -------    -------    --------   -------

Net (Decrease) Increase in
  Cash and Cash Equivalents .....................      --         --          --        --
Cash and Cash Equivalents
  at Beginning of Period ........................      --         --          --        --
                                                    -------    -------    --------   -------
Cash and Cash Equivalents
  at End of Period ..............................   $  --      $  --      $   --     $  --
                                                    =======    =======    ========   =======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest ......................................   $  --      $  --      $   --     $  --
  Franchise and income taxes ....................   $  --      $  --      $   --     $  --

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None
----------------------------------------------------------- -----------

   The accompanying notes are an integral part of these financial statements.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND THE
                     YEARS ENDED DECEMBER 31, 1999 AND 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for Safe Idea, Inc.(formerly Shell, Inc.) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Nevada on March 20, 1996. The Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

         The Company has no products or services as of September 30, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND THE
                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Loss per Share

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                                     Per-Share
                                                              Income              Shares               Amount
                                                              ------              ------               ------
                                                           (Numerator)         (Denominator)

                                                               For the nine months ended September 30, 2000
                                                               --------------------------------------------
                  Basic Loss per Share
              Loss to common shareholders                           $(778)            5,014,599            $      -
                                                        =================== ==================== ===================

                                                               For the year ended December 31, 1999
                                                               ------------------------------------
Basic Loss per Share
Loss to common shareholders                                          $(50)            2,584,932            $      -
                                                        =================== ==================== ===================

                                                               For the year ended December 31, 1998
                                                               ------------------------------------
Basic Loss per Share
Loss to common shareholders                                       $      -            2,500,000            $      -
                                                        =================== ==================== ===================

         The  effect  of   outstanding   common  stock   equivalents   would  be
anti-dilutive for September 30, 2000 and December 31, 1999 and 1998 and are thus not considered.

NOTE 2 - INCOME TAXES

         As of September 30, 2000 and December 31, 1999, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $3,000 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                                 SAFE IDEA, INC.
                             (Formerly Shell, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND THE
                     YEARS ENDED DECEMBER 31, 1999 AND 1998
                                   (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

         As of September 30, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

         On November 30, 1998, the Board of Directors authorized 100 to 1 stock split and changed the par value to $.0001 for the company's common stock. As a result of the split, 2,475,000 shares were issued, common stock was reduced by $2,250 and paid in capital was increased by $2,250. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 and 1998 have been restated to reflect the stock split.

NOTE 6 - SUBSEQUENT EVENTS

         On October 5, 2000, the Company entered into an agreement ("Plan of Merger") with Safe Idea Repository Inc., (Repository) whereby the Company is to become a parent company and Repository is to become a wholly owned subsidiary. Under the terms of the Plan of Merger, all of the issued and outstanding shares of Repository shall be exchanged into 3,000,000 shares of Company common stock. An amount of 3,000,000 previously issued shares of Company were handed into treasury for cancellation resulting in total shares outstanding of 6,000,000 after the merger.

         On November 6, 2000, the Company entered into an agreement with Obligation Futures, Inc. ("OBFU") whereby the company purchased 100% of OBFU's outstanding common stock for a payment of $200,000 in cash to be delivered to the former holders of the common stock of OBFU on a pro-rata basis of prior stock ownership. The Company shall be the surviving entity.

                            Safeidea Repository Inc.
                          (A Development Stage Company)
                           (Expressed in U.S. dollars)

                              Financial Statements
                               September 30, 2000

-------------------------------------------------------------------------------
James Stafford          Chartered Accountant        An Incorporated Professional
-------------------------------------------------------------------------------
                                AUDITOR'S REPORT

To the Shareholder of
Safeidea Repository Inc.
(A Development Stage Company)

I have audited the balance sheet of Safeidea Repository Inc. as at September 30, 2000 and the statements of operations and deficit and cash flows for the period from the date of incorporation on September 6, 2000 to September 30, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at September 30, 2000 and the results of its operations and its cash flows for the period from the date of incorporation on September 6, 2000 to September 30, 2000 in accordance with generally accepted accounting principles.

                                                               "JAMES STAFFORD"
                                                            \s\ James Stafford
Vancouver, Canada                                         Chartered Accountant

October 27, 2000


                     COMMENTS BY AUDITOR FOR U.S. READERS ON
                        CANADA - U.S. REPORTING CONFLICT

The preceding opinion is expressed in accordance with standards of reporting established and generally accepted in Canada. Had the report been prepared in accordance with United States reporting standards, my report on the financial statements would have contained the following explanatory paragraph after the opinion paragraph:

The  accompanying  financials  statements  have been prepared  assuming that the
Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and has a deficit, which raises substantial doubt about its ability to continue as a going concern. Until it achieves a continuous profitable level of operations, the Company may be dependent upon management obtaining sufficient financing to allow the Company to meet its objectives. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result form the outcome of this uncertainty.
                                                                "JAMES STAFFORD"
                                                              \s\ James Stafford
Vancouver, Canada                                           Chartered Accountant

October 27, 2000



              Suite 210, 560 Beatty Street, Vancouver, BC, Canada,
           V6B 2L3 Telephone (604) 669-0711 Fax (604) 669-0754 E-mail
                           j_stafford@staffordsca.com

Safeidea Repository Inc.
(A Development Stage Company)
Balance Sheet
(Expressed in U.S. dollars)
As at September 30, 2000

================================================================================================ =====================

ASSET

Capital asset

    Domain names and websites (Note 3)                                                              $        5,000
================================================================================================== ===================

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities
    Bank indebtedness                                                                               $            9
    Accounts payable and accrued liabilities                                                                10,443
                                                                                                   ---------------

                                                                                                            10,452

Due to shareholder (Note 5)                                                                                    158
                                                                                                    --------------

                                                                                                            10,610

Shareholder's equity
    Capital stock (Note 6)                                                                                       1
    Deficit                                                                                                 (5,611)
                                                                                                    ---------------

                                                                                                            (5,610)

                                                                                                    $        5,000
============================================================================== =================== ===================






On behalf of the Board:




                           Director                                     Director
-----------------------------------            ---------------------------------



   The accompanying notes are an integral part of these financial statements.

Safeidea Repository Inc.
(A Development Stage Company)
Statement of Operations and Deficit
(Expressed in U.S. dollars)
For the period from the date of incorporation on September 6, 2000 to September 30, 2000

================================================================================================ =====================


EXPENSES
    Bank charges                                                                                 $             9
    Office and miscellaneous                                                                                 138
    Professional fees                                                                                      5,464
                                                                                                 ---------------

                                                                                                           5,611

Net loss for the period, being deficit, end of period                                            $        (5,611)
================================================================================================ =====================










   The accompanying notes are an integral part of these financial statements.

Safeidea Repository Inc.
(A Development Stage Company)
Statement of Cash Flows
(Expressed in U.S. dollars)
For the period from the date of incorporation on September 6, 2000 to September 30, 2000

================================================================================================ =====================


Cash flows from operating activities
    Net loss for the period                                                                       $       (5,611)

    Changes in non-cash working capital items
       Accounts payable and accrued liabilities                                                           10,443
                                                                                                  --------------

                                                                                                           4,832

Cash flows from investing activities
    Purchase of capital assets                                                                            (5,000)
                                                                                                  ---------------

Cash flows from financing activities
    Due to shareholder                                                                                       158
    Issuance of capital stock                                                                                  1
                                                                                                  --------------

                                                                                                             159

Decrease in cash, being cash deficiency, end of period                                            $           (9)
================================================================================================ =====================

Cash paid during the period for interest                                                          $            -
================================================================================================ =====================







   The accompanying notes are an integral part of these financial statements.

Safeidea Repository Inc.
(A Development Stage Company)
Notes to Financial Statements
(Expressed in U.S. dollars)
September 30, 2000



1.       Nature of Operations

         Safeidea Repository Inc. (the "Company") is incorporated under the laws of British Columbia and is engaged in the development of various websites focused on both providing assistance to entrepreneurs in both meeting and assessing service providers and in developing business ideas. A primary function of the websites is also to provide a repository for business plans.

         These financial statements have been prepared in accordance with Canadian generally accepted accounting principles with the assumption that the Company will be able to realize its assets and discharge its liabilities in the normal course of business rather than through a process of forced liquidation. Continued operations of the Company are dependent on the Company's ability to receive continued financial support, complete public equity financing, or generate profitable operations in the future.

2.       Significant Accounting Policies

         Cash and cash equivalents

         Cash and cash equivalents represent highly liquid market investments with original maturity of three months or less.

         Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results may differ from these estimated amounts.

         Financial instruments

         Financial instruments are initially recorded at historical costs. If subsequent circumstances indicate that a decline in fair value of a financial instrument is other than temporary, the financial asset is written-down to its fair value.

         Capital asset

         The domain names and websites will be amortized, on a straight-line basis, over 10 years commencing upon their completion.

Safeidea Repository Inc.
(A Development Stage Company)
Notes to Financial Statements
(Expressed in U.S. dollars)
September 30, 2000



3.       Capital Asset

         On September 28, 2000, the Company purchased the domain names and websites related to Hotstocknetwork.com, Hotstocksnetwork.com, Hotstoxnetwork.com and Safeidea.com (the "Websites") from Existimatio Pervagus Investment Corporation.

         The total  purchase  price of $5,000 was paid to a related  party (Note
4).

4.       Related Party Transactions

         The Company purchased the Websites (Note 3) from a company related to the Company by way of a shareholder and director in common.

         As at September 30, 2000, accounts payable include $5,000 due to a company related by way of a shareholder and director in common.

5.       Due to Shareholder

         Amounts due to shareholder are non-interest bearing, unsecured and have no fixed terms of repayment.

6.       Capital Stock

===================================================================================================================

                                                                                                Amount
-------------------------------------------------------------------------------------------------------------------

         Authorized
                     10,000  common shares without par value

         Issued
                          1  common share                                                    $           1
                                                                                             -------------
===================================================================================================================

===================================================================================================================
         Balance as at September 30, 2000                                                    $           1


Safeidea Repository Inc.
(A Development Stage Company)
Notes to Financial Statements
(Expressed in U.S. dollars)
September 30, 2000



6.       Subsequent Events

         Subsequent to September 30, 2000, the Company entered into an agreement ("Plan of Merger") with Shell, Inc., a Nevada Corporation, whereby the Company is to become a 100% subsidiary of Shell, Inc. Under the terms of the Plan of Merger, Shell, Inc. will provide the shareholder of the Company with 3,000,000 shares of common stock of Shell, Inc. in exchange for 100% of the capital stock of the Company.

         The  Plan  of  Merger  is  subject  to  approval   by  the   regulatory
         authorities.

7.       United States Generally Accepted Accounting Policies

         These financial statements have been prepared in accordance with generally accepted accounting principles in Canada. These financial statements also comply, in all material aspects, with accounting principles generally accepted in the United States and the rules and regulations of the Securities and Exchange Commission.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On October 5, 2000 Safe Idea, Inc. (formerly Shell, Inc.) ("Safe") and Safe Idea Repository Inc. ("Repository") executed the Merger Agreement that provides for the Merger of Repository with and into Safe.

         On November 6, 2000 Safe and Obligation Futures, Inc.("OBFU") executed the merger agreement that provides for the merger of OBFU with and into Safe.

         The following unaudited pro forma condensed combined financial statements are based on the September 30, 2000 historical financial statements of Safe, Repository and OBFU contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Safe treated as the acquiring entity for financial reporting purposes.

         The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of September 30, 2000. The unaudited pro forma condensed combined statement of operations presents the results of operations of the Surviving Corporation, assuming the merger was completed on October 1, 1999.

         The unaudited pro forma condensed combined financial statements have been prepared by management of Safe, Repository, and OBFU based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of Safe, Repository, and OBFU (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2000

                                                Safe Idea, Inc. Safe Idea  Obligations                  Pro Forma
                                                  (formerly    Repository    Futures      Pro Forma     Combined
                                                 Shell, Inc.)     Inc.         Inc.      Adjustments     Balance
                                                  ---------    ---------    ---------    ------------   ---------
ASSETS
Current Assets ................................   $    --      $    --      $    --      $       --     $    --
Other Assets (net) ............................        --          5,000         --              --         5,000
                                                  ---------    ---------    ---------    ------------   ---------

     Total Assets .............................   $    --      $   5,000         --      $       --     $   5,000
                                                  =========    =========    =========    ============   =========

LIABILITIES AND STOCKHOLDERS'
EQUITY
Accounts Payable & Accrued Expenses ...........   $     478    $   8,404    $     312    $       --     $   9,194
Due to shareholder ............................        --            154         --              --           154
                                                  ---------    ---------    ---------    ------------   ---------
    Total Liabilities .........................         478        8,558          312            --         9,348
                                                  ---------    ---------    ---------    ------------   ---------

Stockholders' Equity:
  Common Stock ................................         600            1        1,000    (1,001) A            600
  Additional Paid in Capital ..................       2,250         --          1,325    203,671 A        207,246
  Retained Deficit ............................        --         (1,200)                1,200 A             --
                                                  ---------    ---------    ---------    ------------   ---------
  Deficit Accumulated During the
     Development Stage ........................      (3,328)      (3,559)      (1,437)   (203,870) A     (212,194)
                                                  ---------    ---------    ---------    ------------   ---------
     Total Stockholders' Equity (Deficit) .....        (478)      (3,558)        (312)           --        (4,348)
                                                  ---------    ---------    ---------    ------------   ---------

     Total Liabilities and Stockholders' Equity   $    --      $   5,000    $    --      $       --     $   5,000
                                                  =========    =========    =========    ============   =========

See accompanying notes to unaudited pro forma condensed combined financial statements.

                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                     Safe Idea, Inc.  Safe Idea     Obligations                  Pro Forma
                                       (formerly      Repository      Futures      Pro Forma     Combined
                                      Shell Inc.)        Inc.           Inc.       Adjustments    Balance
                                      -----------    -----------    -----------    ----------   -----------

Revenues: .........................   $      --      $      --      $      --      $     --     $      --
                                      -----------    -----------    -----------    ----------   -----------

Expenses:
   General & Administrative .......           828          3,559          1,437    203,558 B        209,382
                                      -----------    -----------    -----------    ----------   -----------

Net Loss ..........................   $      (828)   $    (3,559)   $    (1,437)   $ (203,558)  $  (209,382)
                                      ===========    ===========    ===========    ==========   ===========

Loss per share ....................   $      --      $    (3,559)   $      --                   $      --
                                      ===========    ===========    ===========                 ===========

Weighted average shares outstanding     6,000,000              1      1,000,000                   6,000,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)      General

In the October 5, 2000 merger, Repository will be merged with and into Safe, with the one share outstanding Repository Common Stock converted into an aggregate 3,000,000 shares. An amount of 3,000,000 previously issued shares of Safe were handed into treasury for cancellation resulting in total shares outstanding of 6,000,000 after the merger. Safe has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Safe.

In the November 6, 2000 merger, OBFU will be merged with and into Safe, whereby Safe purchased 100% of OBFU's outstanding stock for a payment of $200,000 in cash to be delivered to the former holders of the common stock of OBFU on a pro-rata basis of prior stock ownership. Safe has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of Safe.

(2)      Fiscal Year Ends

The unaudited pro forma condensed combined statements of operations for the year ended September 30, 2000, include Repository's operations on a common fiscal year. The financial statements of Safe and OBFU have been conformed to the fiscal year ended September 30, 2000, by including the operating results of Safe and OBFU from October 1, 1999 to December 31, 1999, and including such results for the nine months ended September 30, 2000.

(3)      Pro Forma Adjustments

         The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2000, are described below:

         (A) Record merger by converting Repository Common stock to Safe Common Stock, par value $0.0001 per share and by showing the cancellation of 3,000,000 shares of Safe and by showing purchase of OBFU Common stock for $200,000.

         The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

         (B) Writing off of goodwill purchased as a result of the above mergers.